SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



  Date of Report (Date earliest event reported) March 26, 2002



Commission     Registrant, State of Incorporation, I.R.S. Employer
File Number    Address and Telephone Number        Identification No.


1-10764        ENTERGY ARKANSAS, INC.              71-0005900
               (an Arkansas corporation)

               425 West Capitol Avenue, 40th Floor
               Little Rock, Arkansas    72201
               Telephone (501) 377-4000


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Item 5.        Other Events

Incorporation of Certain Documents by Reference

       The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the SEC on March 26, 2002 in Commission File Number 1-1077) are hereby incorporated by reference in (i) this Current Report on Form 8-K;
(ii) the registration statement (No. 333-39018) of the Registrant; and (iii) the Prospectus Supplement dated March 21, 2002 related to the Company's 6.70% First Mortgage Bonds due
April 1, 2032, and shall be deemed to be part hereof and thereof.

      In connection with the incorporation of such documents by
reference, the Company is hereby filing the consent of  KPMG  LLP
to  the  use  of  its  name in such prospectus  supplement.   The
consent of KPMG LLP is filed herewith as Exhibit 23.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Not applicable
(b)  Not applicable
(c)  Exhibits

     The following documents are filed herewith in accordance with Item 601(b) of Regulation S-K.

     Exhibit No.               Description

          23      Consent of KPMG LLP, independent
                  auditors of Ambac Assurance
                  Corporation and subsidiaries


                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ENTERGY ARKANSAS, INC.


                              By:  /s/ Steven C. McNeal
                                   Steven C. McNeal
                                   Vice President and Treasurer


Dated:  March 26, 2002

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                          EXHIBIT INDEX



     Exhibit No.              Description                 Page

          23      Consent of KPMG LLP, independent         5
                  auditors of Ambac Assurance
                  Corporation and subsidiaries